                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE ABSOLUTE RETURN FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2007

Item 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT JUNE 30, 2007 ( u n a u d i t e d )

                   Worldwide Insurance Trust

                            WORLDWIDE ABSOLUTE RETURN FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of June 30, 2007, and are subject to change.

Worldwide Absolute Return Fund

Dear Shareholder:

The Initial Class of Van Eck Worldwide Absolute Return Fund produced a total return of 8.04% for the six months ended June 30, 2007. In comparison, the Fund’s benchmark, the Citigroup Three-Month U.S. Treasury Bill Index,1 returned 2.49% for the same period.

During the first six months of 2007, we saw a resilient U.S. equity market that weathered through a sharp sell-off at the end of February, triggered by a drop in the Chinese stock market. Calming words from the Federal Reserve Board (the Fed) in the aftermath of the decline, followed by a perceived favorable shift in Fed policy on interest rates, helped the U.S. equity market recover by the end of March. Also supporting the equity market, especially during the second quarter, was a U.S. economy that continued to grow at a moderate pace, despite persistent pressures from mortgage loan concerns in the subprime market, slowing housing sales and rising oil prices. Indeed, leading economic statistics, including industrial production, capacity utilization and non-farm payroll employment, all pointed to ongoing positive economic growth. The U.S. equity market finished the semi-annual period at the end of June with solid gains. Under such market conditions, the Fund’s sub-advisers were able to find investment opportunities to exploit pricing disparities, market inefficiencies, anticipated securities price movements and/or cyclical relationships. Equity market neutral indices performed well, gaining between 5% and 6% for the six months ended June 30, 2007. Various major equity hedged indices also benefited from the buoyant equity market and advanced between 6% and 8% over the same period.

Market and Economic Review

The Fund’s major allocations were to U.S. equity market neutral and global asset allocation strategies. This section discusses market conditions for these investment areas.

Equity Market Neutral

During the first six months of 2007, investors favored certain valuation characteristics, such as sales-to-price, cash-flow-to-price and earnings-to-price ratios, while avoiding companies with above-average dividend yields. Lower quality companies outperformed higher quality companies during the period, and companies with above-average price momentum underperformed.

Global Asset Allocation

Overall, the global economic environment remained relatively conservative through the semi-annual period, with solid Gross Domestic Product growth and moderate inflation. In the U.S., economic growth appeared to re-accelerate during the second quarter of 2007 after a slow annualized rate of just 0.6% in the first quarter of the year. Meanwhile, inflationary pressures remained subdued during the first half, even as energy and other commodity prices rose. The CPI (Consumer Price Index) was measured at 2.7% year over year at June 30, 2007, compared to 2.5% at yearend 2006. All told, economic growth in the U.S. remained significantly below that of both Europe and Japan for the six months. Annualized GDP for the first quarter of 2007 was 2.8% and 3.3% in the Eurozone and Japan, respectively, growth rates that are expected to increase for the second quarter. From an investment perspective, this economic environment favored equities over fixed income. Within equities, emerging market equities remained particularly healthy with reasonable valuations. From a capitalization perspective, large-cap stocks were most attractive on a valuation basis.

Manager Review

During the semi-annual period, assets were allocated to two of our four qualified sub-advisers, namely Analytic Investors and Lazard Asset Management. For the six months ended June 30, 2007, Analytic Investors outperformed its equity market neutral peers, while Lazard Asset Management performed in line with its equity hedged peers. With both sub-advisers making positive contributions, the Fund achieved more than 5% of excess return to its benchmark index.

This section discusses both sub-advisers’ strategies and positioning during the semi-annual period.

Analytic Investors—Equity Market Neutral Strategy

Analytic Investors’ process is based on the fundamental belief that there is persistency in the types of stock characteristics investors prefer, and it believes that portfolios that reflect these biases will

Worldwide Absolute Return Fund

add value in the long run. Investor behavior observed during the first six months of 2007 was quite consistent with that seen over recent years. As a result, Analytic’s investment process was effective, benefiting particularly from an emphasis on companies with above-average sales-to-price ratios. These companies generally performed well, as investors rewarded companies with favorable valuations that were generating strong revenues. In addition, positioning Analytic’s portion of the Fund toward lower quality companies helped, as these companies’ stocks outperformed as well.

For the semi-annual period, Analytic had strong stock selection within the majority of economic areas, with information technology, consumer staples, consumer discretionary and industrials being the strongest. Among the best performing stocks for this portion of the Fund was a long position in Goodyear Tire & Rubber (2.4% of Fund net assets as of June 30), which rallied after the company took steps to improve its standing with credit agencies. A long position in Avnet (2.8% of Fund net assets), an electronics components company in the industrial sector, also added value to the Fund for the period, as the stock advanced after the company posted better-than-expected earnings and offered guidance above Wall Street’s target.

Another notable long position adding value to the Fund was Cablevision Systems (2.1% of Fund net assets), a New York-area cable TV provider that also owns Madison Square Garden. Its share price surged after the company agreed to be taken private by the Dolan family, the company’s controlling shareholders. A long position in Owens-Illinois (0.1% of Fund net assets), a specialty closure systems maker, helped Fund performance as well, as its shares rallied after the company reported first-quarter profits that more than doubled and Longbow Research (0.0% of Fund net assets), an independent institutional equity research firm, upgraded the stock.

Several short positions also helped the Fund’s relative results during the period. For example, a short position in Whole Foods Market (1.9% of Fund net assets) helped, as shares fell sharply after the natural and organic foods supermarket chain reported a disappointing fiscal second quarter, with profits falling far below analysts’ expectations. A short position in Corporate Executive Board (2.0% of Fund net assets), which runs executive seminars and consults on best-practice strategies, also added value, as its shares declined after two analysts downgraded the company, unimpressed with its first quarter results.

Detracting from this portion of the Fund’s performance was a long position in Electronic Data Shares (0.0% of Fund net assets), an information technology services company, whose shares moved lower over analyst concerns about lower booking and free cash flow. A short position in First Data (0.0% of Fund net assets) also hurt Fund performance, as the financial services company’s shares soared on news of a $26 billion takeover bid from private equity firm Kohlberg Kravis Roberts & Co. Finally, a short position in diversified conglomerate Leucadia National (1.5% of Fund net assets) negatively impacted performance during the semi-annual period. Leucadia National’s share price moved higher on news that the Louisiana Bond Commission approved the sale of $1 billion of tax-free bonds to build a new energy complex, with a subsidiary of Leucadia National to build the facility.

Analytic intends to continue to emphasize stocks with above-average sales-per-share ratios. Analytic also intends to focus on select companies with attractive cash-flow-to-price ratios, while de-emphasizing companies with higher-than-average dividend yields. Analytic further anticipates continuing to seek to de-emphasize companies with above-average profit margins.

Lazard Asset Management—Global Asset Allocation Strategy

Lazard’s global asset allocation strategy seeks to take advantage of broad capital market opportunities on both a long and short position basis, with all decisions made in the context of a global macroeconomic viewpoint. The strategy is comprised of two components: (1) long alpha2 generating ideas and (2) short global market exposure. For the first half of 2007, Lazard’s strategy was effective during both strong and weak markets, and thus its portion of the Fund performed well. Globally diversified in equity and fixed income markets primarily through exchange-traded funds (ETFs) and closed-end funds, this portion of the Fund was more heavily weighted in global equities

Worldwide Absolute Return Fund

than in fixed income during the period. Lazard believed global equities were more attractive than fixed income from a total rate of return perspective.

More specifically, the portfolio was actively constructed to benefit from two convictions-an increasingly overweighted exposure to equities and an emphasis on energy and infrastructure sectors. These two areas were generally considered either direct or indirect beneficiaries of robust global economic growth, especially in emerging markets. Lazard focused its investments in the BRIC countries (Brazil, Russia, India and China) and in Europe. Overall, this strategy proved effective, as long positions in global water were up 12.6% for the six month period, in clean energy were up 19.2% and in oil & gas services were up 28.0%. Another area of outperformance was Canadian equities, with holdings in the portfolio up 18.0% for the first half of 2007.

One of the strongest individual performers for the portfolio was Tri-Continental (0.9% of Fund net assets), a closed-end investment management company investing primarily in common stock of companies in various industries. Tri-Continental was up 17.6% through June 30. Lazard’s strategy of buying high-yielding U.S. stocks at an attractive discount via closed-end funds proved prudent. Tri-Continental’s Board of Directors responded to activist shareholders’ complaints, including Lazard’s, to address the perennially high discount to net asset value by amending its dividend policy. As a result, the discount narrowed to -6% from -13% during the first half of the year.

Detracting from this portion of the Fund’s performance were short positions in the S&P 5003 and MSCI EAFE4 indices. The indices each advanced, and thus the Fund’s positions declined 6.1% and 10.0%, respectively. An investment in regional banks, via a long position in KBW Regional Banking ETF (0.0% of Fund net assets), was also down 10.0% for the period. The KBW Regional Banking ETF is comprised of a geographically diverse group of companies representing mortgage banks, loan processors, and marketing and service institutions listed on U.S. stock markets. Lazard’s contrarian bet that this undervalued sector of the U.S. market would be revalued proved to be too early, as ongoing fears about the potential impact of the U.S. housing market slowdown kept regional banks out of favor.

Lazard intends to keep its strategy relatively intact, although it may modestly increase its fixed income allocation in response to higher fixed income yields and thus the potential for a higher total rate of return. Lazard also expects to take profits in areas where high returns may be unsustainable, such as from Canadian equities and in Tri-Continental. Lazard continues to advocate non-traditional investment themes in infrastructure and other sectors leveraged to global economic growth.

* * *

Going forward, our management team intends to continue analyzing new hedged strategies that might fit into the Fund’s absolute return objective, while carefully examining their suitability during current market cycles. As the Fund grows, we expect to further diversify Fund assets among sub-advisers and strategies as appropriate.

Since the sub-advisers will seek to employ aggressive investment strategies and techniques that may each be considered inherently risky and may employ techniques, strategies and analyses based on historic relationships, correlations, assumptions or the occurrence of certain events that may be disrupted, fail to exist or materialize, the Fund and you may lose money. In addition, a sub-adviser may incorrectly assess relative values or the relative values of securities may be affected by factors or events the sub-adviser failed to consider or anticipate.

Although the Fund believes that its policy of using multiple investment sub-advisers (rather than a single firm) that employ various absolute return strategies may mitigate losses in generally declining markets, there can be no assurance that losses will be avoided. You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program rather than a complete program. The Fund and its Sub-Advisors will use aggressive investment strategies that are riskier than those used by traditional mutual funds. As a result, the Fund is subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed

Worldwide Absolute Return Fund

securities, CMOs and other investment companies. The Fund is subject to risks associated with the Sub-Advisors making trading decisions independently, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market.

We appreciate your continued investment in Van Eck Worldwide Absolute Return Fund, and we look forward to helping you meet your investment goals in the future.

Jan F. van Eck	Hao-Hung (Peter) Liao
Investment Team	Investment Team
Member	Member

July 18, 2007

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits

All reference to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The Citigroup Three-Month U.S. Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to the market. The Index represents an average of the last three three-month Treasury Bill issues, and returns are calculated on a monthly basis.

2 Alpha is a measure of volatility where the reasons for the volatility have to do with the inherent characteristics of a particular security as distinguished from market conditions. A stock with an alpha factor of 1.25 is projected to rise by 25% in a year on the strength of its inherent values such as growth in earnings per share and regardless of the performance of the market as a whole.

3 The S&P (Standard & Poor’s) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks, covering industrial, utility, financial and transportation sectors.

4 The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Worldwide Absolute Return Fund

Sector Weighting Net Exposure*
as of June 30, 2007 (unaudited)

*	Net exposure was calculated by adding long and short positions.
Percentage of net assets. Portfolio is subject to change.

Worldwide Absolute Return Fund

Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 to June 30, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1, 2007- June 30, 2007

Initial Class	Actual	$1,000.00	$1,080.40	$24.50
	Hypothetical**	$1,000.00	$1,001.24	$23.57

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2007) of 4.75%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

Worldwide Absolute Return Fund

Schedule of Investments
June 30, 2007 (unaudited)

Number of Shares		Value

COMMON STOCKS: 52.0%
Communications: 6.4%
5,090	Cablevision Systems Corp. *	$184,207
2,493	EchoStar Communications Corp. *	108,121
1,497	Idearc, Inc.*	52,889
1,606	Interpublic Group of Cos, Inc. *	18,308
2,098	Qwest Communications International, Inc. *	20,351
1,885	US Cellular Corp. *	170,781

		554,657

Consumer Cyclical: 17.0%
4,362	AMR Corp. *	114,939
2,340	Dillards’s Inc.	84,076
29,544	Ford Motor Co.	278,305
7,403	General Motors Corp.	279,833
5,890	Goodyear Tire & Rubber Co. *	204,736
2,516	Hanesbrands, Inc. *	68,007
9,965	Ingram Micro, Inc. *	216,340
3,435	Tech Data Corp. *	132,110
396	TRW Automotive Holdings Corp. *	14,585
1,406	WESCO International Inc. *	84,993

		1,477,924

Consumer Non-Cyclical: 9.3%
946	AmerisourceBergen Corp.	46,799
3,073	Avis Budget Group, Inc. *	87,365
2,830	Health Net, Inc. *	149,424
515	Hertz Global Holdings, Inc.	13,684
1,524	Humana Inc. *	92,827
932	Loews Corp. – Carolina Group	72,016
1,828	McKesson Corp.	109,022
634	Smithfield Foods Inc. *	19,521
9,322	Tyson Foods, Inc.	214,779

		805,437

Energy: 1.2%
1,808	Hess Corp	106,600

Number of Shares		Value

Finance: 5.3%
1,207	American Financial Group, Inc. *	$41,219
79	AmeriCredit Corp. *	2,097
2,400	China Fund Inc	91,800
1,707	Conseco, Inc. *	35,659
7,300	DWS Global Commodities Stock Fund, Inc.	135,853
3,300	Gabelli Dividend & Income Trust	73,722
3,120	Tri-Continental Corporation	81,182

		461,532

Industrial: 9.7%
6,360	Arrow Electronics, Inc. *	244,415
6,114	Avnet, Inc. *	242,359
3,401	Crown Holdings, Inc *	84,923
317	Lennox International Inc.	10,851
2,820	Owens-Illinois, Inc. *	98,700
2,612	Ryder System, Inc.	140,526
562	Solectron Corp. *	2,068
540	YRC Worldwide Inc. *	19,872

		843,714

Technology: 3.1%
4,467	Computer Sciences Corp. *	264,223
177	Fairchild Semicon International, Inc. *	3,420

		267,643

Total Common Stocks (Cost: $3,630,490)		4,517,506

See Notes to Financial Statements

Worldwide Absolute Return Fund

Schedule of Investments
June 30, 2007 (unaudited) (continued)

Number of Shares		Value

EXCHANGE TRADED FUNDS: 20.5%
1,150	iShares Dow JonesUS Regional Banks Index Fund	$56,569
1,000	iShares Lehman 20+ Year Treasury Bond Fund	85,170
1,080	iShares Lehman 7-10 Year Treasury Bond Fund	87,577
3,200	iShares MSCI Canada Index Fund	95,552
925	iShares S&P Global 100 Index Fund	74,296
40,325	MFS Intermediate Income Trust	243,966
40,900	MFS Multimarket Income Trust	242,946
5,200	PowerShares Aerospace & Defense Portfolio	111,228
4,000	PowerShares Dynamic Oil & Gas Services Portfolio *	102,880
5,975	PowerShares Dynamic Technology Sector Portfolio *	171,961
6,485	PowerShares Global Water Portfolio	135,666
3,700	PowerShares International Dividend Achievers Portfolio	76,664
4,225	Powershares WilderHill Clean Energy Portfolio	87,965
1,200	streetTRACKS® KBW Regional BankingSM ETF	55,056
1,300	Vanguard Dividend Appreciation ETF Shares	73,060
1,140	WisdomTree DIEFA High- Yielding Dividend Fund	77,417

Total Exchange Traded Funds (Cost: $1,692,909)		1,777,973

	Principal Amount	Value

REPURCHASE AGREEMENT: 20.2%

State Street Bank & Trust Co.,
4.30% (dated 6/29/07, due 7/2/07,
repurchase price $1,760,631,
collateralized by $1,820,000
Federal National Mortgage
Association, 4.25%, due
5/15/09 with a value of
$1,797,889)

(Cost: $1,760,000)	$1,760,000	$1,760,000

Total Investments: 92.7% (Cost $7,083,399) (a)		8,055,479
Other assets less liabilities: 7.3%		638,248

NET ASSETS: 100.0%		$8,693,727

Number of Shares

SECURITIES SOLD SHORT: (50.4)%
COMMON STOCKS: (47.2)%
Basic Materials: (0.1)%
(247)	Sigma-Aldrich Corp. *	(10,540)

Communications: (8.2)%
(1)	Ciena Corp. *	(51)
(85)	Crown Castle International Corp. *	(3,083)
(10,711)	Discovery Holding Co. (Class A) *	(246,246)
(22)	F5 Networks Inc.*	(1,773)
(1)	JDS Uniphase Corp. *	(17)
(9,177)	Juniper Networks, Inc. *	(230,985)
(6,460)	Level 3 Communications, Inc. *	(37,791)
(4,234)	Qualcomm, Inc.	(183,713)
(137)	SBA Communications Corp. *	(4,602)

		(708,261)

Consumer Cyclical: (8.4)%
(918)	DreamWorks Animation SKG, Inc. *	(26,475)
(1,366)	Fastenal Co.	(57,181)
(2,198)	International Game Technology	(87,261)
(1,406)	M.D.C. Holdings, Inc.	(67,994)
(17,385)	Southwest Airlines Co. *	(259,210)
(3,439)	Tiffany & Co.	(182,473)
(569)	Wynn Resorts Ltd. *	(51,034)

		(731,628)

See Notes to Financial Statements

Worldwide Absolute Return Fund

Schedule of Investments
June 30, 2007 (unaudited) (continued)

Number of Shares		Value

Consumer Non-Cyclical: (11.8)%
(2,438)	Amylin Pharmaceuticals, Inc. *	$(100,348)
(15,659)	Boston Scientific Corp. *	(240,209)
(1,178)	Brookdale Senior Living, Inc.	(53,681)
(2,734)	Corporate Executive Board Co. *	(177,464)
(868)	Merck & Co., Inc.	(43,226)
(1,202)	Vertex Pharmaceuticals, Inc. *	(34,329)
(4,408)	Whole Foods Market, Inc. *	(168,826)
(3,383)	Wm. Wrigley Jr. Co.	(187,114)
(403)	Wm. Wrigley Jr. Co. (Class B)	(22,165)

		(1,027,362)

Diversified: (1.5)%
(3,661)	Leucadia National Corp. *	(129,050)

Energy: (0.1)%
(395)	Spectra Energy Corp.	(10,254)

Financial: (2.9)%
(101)	Fifth Third Bancaop *	(4,017)
(20,186)	Hudson City BanCorp, Inc. *	(246,673)

		(250,690)

Industrial: (3.3)%
(13,800)	Gentex Corp.	(271,722)
(204)	Stericycle, Inc. *	(9,070)

		(280,792)

Number of Shares		Value

Technology: (10.9)%
(2,694)	Automatic Data
	Processing, Inc.	$(130,578)
(6,346)	Paychex, Inc. *	(248,256)
(1,983)	MC-Sierra, Inc. *	(15,329)
(3,633)	QLogic Corp. *	(60,490)
(9,584)	Rambus, Inc. *	(172,320)
(805)	Salesforce.com, Inc. *	(34,502)
(2,438)	SanDisk Corp. *	(119,316)
(4,873)	Silicon Laboratories, Inc. *	(168,655)

		(949,446)

Total Common Stocks Sold Short (Proceeds: $4,044,358)		(4,098,023)

EXCHANGE TRADED FUNDS: (3.2)%
(1,710)	iShares MSCI EAFE
	Index Fund	(138,116)
(930)	SPDR Trust, Series 1 *	(139,900)

Total Exchange Traded Funds Sold Short (Proceeds: $257,378)		(278,016)

Total Securities Sold Short: (50.4)% (Proceeds: $4,301,736)		$(4,376,039)

*	-	Non-income producing

(a)	-	Securities segregated for securities sold short with a market value of $6,295,479.

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statement of Assets and Liabilities
 June 30, 2007 (unaudited)

Assets:
Investments at value (Cost: $7,083,399)	$8,055,479
Cash	496,300
Receivables:
Investments sold	256,710
Securities sold short	4,301,736
Shares of beneficial interest sold	4,762
Dividends and interest	1,423
Prepaid expenses	150

Total assets	13,116,560

Liabilities:
Payables:
Securities sold short (proceeds $4,301,736)	4,376,039
Dividends on secuirites sold short	4,147
Shares of beneficial interest redeemed	18
Due to Adviser	11,259
Deferred Trustee fees	345
Accrued expenses	31,025

Total liabilities	4,422,833

NET ASSETS	$8,693,727

Shares of beneficial interest outstanding,	781,617

Net asset value, redemption and offering price per share	$11.12

Net Assets consist of:
Aggregate paid in capital	$7,704,799
Unrealized appreciation of investments	897,777
Accumulated net investment loss	(58,933)
Undistributed net realized gain on investments	150,084

$8,693,727

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statement of Operations
Six Months Ended June 30, 2007 (unaudited)

Income:
Dividends		$33,190
Interest		99,429

Total income		132,619
Expenses:
Management fees	$98,426
Dividends on securities sold short	89,941
Professional fees	19,898
Reports to shareholders	9,696
Custodian fees	8,703
Transfer agent fees	5,602
Insurance	1,492
Trustees’ fees and expenses	801
Other	1,154

Total expenses	235,713
Expenses assumed by Adviser	(38,593)
Expense offset arising from credits on cash balances maintained with custodian	(8,703)

Net expenses		188,417

Net investment loss		(55,798)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold		399,464
Net realized loss on securities sold short		(201,092)
Net change in unrealized appreciation (depreciation) of investments		576,387
Net change in unrealized appreciation (depreciation) on securities sold short		(106,311)

Net realized and unrealized gain on investments		668,448

Net Increase in Net Assets Resulting from Operations		$612,650

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2007	Year Ended December 31, 2006

	(unaudited)
Operations:
Net investment income (loss)	$(55,798)	$52,621
Net realized gain on investments and securities sold short	198,372	174,601
Net change in unrealized appreciation (depreciation) of investments and securities sold short	470,076	378,452

Net increase in net assets resulting from operations	612,650	605,674

Dividends and distributions to shareholders:
Dividends from net investment income	(55,418)	—
Distributions from net realized capital gains	(190,499)	(41,962)

Total dividends and distributions	(245,917)	(41,962)

Share transactions*:
Proceeds from sales of shares	1,574,025	3,980,497
Reinvestment of dividends and distributions	245,917	41,962
Cost of shares redeemed	(719,280)	(3,497,712)

Net increase in net assets resulting from share transactions	1,100,662	524,747

Total increase in net assets	1,467,395	1,088,459

Net Assets:
Beginning of period	7,226,332	6,137,873

End of period (including undistributed (accumulated) net investment income (loss) of ($58,933) and $52,283, respectively)	$8,693,727	$7,226,332

* Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	145,293	389,281
Shares reinvested	23,376	4,252
Shares redeemed	(66,564)	(337,442)

Net increase	102,105	56,091

See Notes to Financial Statements

Worldwide Absolute Return Fund

Statement of Cash Flows
Six Months Ended June 30, 2007 (unaudited)

Cash flows from operating activities
Net increase in net assets resulting from operations	$612,650
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long term securities	(5,499,705)
Proceeds from sale of long term securities	4,889,725
Purchase of short term investments	(815,000)
Proceeds of short sales of long term securities	5,360,742
Purchases of short sale covers of long term securities	(4,749,939)
Increase in receivable from broker	(1,841,108)
Decrease in dividends and interest receivable	13
Decrease in prepaid expenses and other assets	1,492
Decrease in payable for investments purchased	(1,121,032)
Decrease in dividends payable on securities sold short	(1,812)
Decrease in due to Advisor	(1,666)
Decrease in accrued expenses	(7,887)
Net realized gain from investments	(198,372)
Change in unrealized appreciation of investments	(470,076)

Net cash used in operating activities	(3,841,975)

Cash flows from financing activities
Proceeds from sales of shares	1,592,413
Cost of shares redeemed	(719,360)

Net cash provided by financing activities	873,053

Net decrease in cash	(2,968,922)
Cash, beginning of period	3,465,222

Cash, end of period	$496,300

Supplemental disclosure of cash flow information:
Short sale dividends paid during the period	$91,753

See Notes to Financial Statements

Worldwide Absolute Return Fund

Financial Highlights
For a share outstanding throughout the period:

	Six Months Ended June 30, 2007
			Year Ended December 31,			May 1, 2003* to December 31, 2003

			2006	2005	2004

	(unaudited)

Net Asset Value, Beginning of Period	$10.63		$9.85	$9.84	$10.02	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.08)		0.08	(0.01)	(0.14)	(0.03)
Net Realized and Unrealized Gain on Investments	0.93		0.77	0.02	0.11	0.05

Total from Investment Operations	0.85		0.85	0.01	(0.03)	0.02

Less:
Dividends from Net Investment Income	(0.08)		—	—	—	—
Distributions from Net Realized Capital Gains	(0.28)		(0.07)	—	(0.15)	—

Total Dividends and Distributions	(0.36)		(0.07)	—	(0.15)	—

Net Asset Value, End of Period	$11.12		$10.63	$9.85	$9.84	$10.02

Total Return (a)	8.04	%(d)	8.76%	0.10%	(0.30)%	0.20	%(d)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$8,694		$7,226	$6,138	$5,469	$5,922
Ratio of Gross Expenses to Average Net Assets	5.73	%(c)	3.72%	4.64%	5.00%	7.06	%(c)
Ratio of Net Expenses to Average Net Assets (b)	4.75	%(c)	3.16%	3.47%	3.46%	3.09	%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.41	)%(c)	0.72%	(0.08)%	(1.45)%	(0.57	)%(c)
Portfolio Turnover Rate	103	%(d)	187%	140%	126%	63	%(d)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding dividends on securities sold short, the ratio of net expenses to average net assets would be 2.50%, 2.48%, 2.50%, 2.50% and 2.23% for the periods ended June 30, 2007, December 31, 2006, December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

(c)	Annualized

(d)	Not annualized

*	Commencement of operations

See Notes to Financial Statements

Worldwide Absolute Return Fund

Notes To Financial Statements
June 30, 2007 (unaudited)

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Absolute Return Fund (the “Fund”) is a non-diversified series of the Trust and seeks to achieve consistent absolute (positive) returns in various market cycles.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation—Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures contracts are valued using the closing price reported at the close of the respective exchange. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Dividends and Distributions to Shareholders—Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

D. Securities Sold Short—A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Securities sold short at June 30, 2007 are reflected in the Schedule of Investments. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization on premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 2.50% of the average daily net assets. The Adviser agreed to assume expenses, exceeding 2.50% of average daily net assets, except for interest, taxes, dividends on securities sold short, and extraordinary expenses for the period May 1, 2007 through April 30, 2008. For the six months ended June 30, 2007, the Adviser assumed expenses in the amount of $38,593. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

As of June 30, 2007, the Fund had two sub-advisers, Analytic Investors, Inc. (“Analytic”) and Lazard Asset Management LLC (Lazard). The Adviser directly paid sub-advisory fees to Analytic at a rate 1.00% of the portion of the average daily net assets of the Fund managed by Analytic and to Lazard at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by Lazard.

Note 4—Investments—For the six months ended June 30, 2007, the cost of purchases and proceeds from sales of investments other than U.S. government securities and short-term obligations aggregated $5,499,705 and $4,889,725 respectively. For the six months ended June 30, 2007, proceeds of short sales and the cost of purchases of short sale covers aggregated $5,360,742 and $4,749,939, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2007 was $7,115,511 and net unrealized appreciation aggregated $939,968 of which $1,015,298 related to appreciated securities and $75,330 related to depreciated securities.

Worldwide Absolute Return Fund

Notes To Financial Statements (continued)

The tax character of dividends and distributions paid to shareholders was as follows:

	During the Six Months Ended June 30, 2007	During the Year Ended December 31, 2006

Ordinary income	$145,472	$—
Long term capital gains	100,445	41,962

Total	$245,917	$41,962

Note 6—Concentration of Risk—The Fund may invest in debt securities which are rated as below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability.

At June 30, 2007, Van Eck Securities Corp. owned approximately 17% of the outstanding shares of beneficial interest of the Fund. Additionally, the aggregate shareholder accounts of four insurance companies own approximately 30%, 29%, 15% and 8% of the outstanding shares of beneficial interest of the Fund.

Note 7—Trustee Deferred Compensation Plan—The Trust has established a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of all or a portion of their Trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 9—New Accounting Policy—In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note 10—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Van Eck Worldwide Insurance Trust

Worldwide Absolute Return Fund

Approval of Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a Fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Fund’s Adviser (the “Adviser”) and the Fund’s sub-advisers (the “Sub-Advisers”), throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser and the Sub-Advisers for the meetings of the Board held on May 30 and 31, 2007 to specifically consider the renewal of the Fund’s investment advisory agreement. This information included, among other things, the following:

•	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

•	The Adviser’s consolidated financial statements for the past 3 fiscal years;

•	A description of the advisory and sub-advisory agreements with the Fund, their terms and the services provided thereunder;

•	Information regarding each Sub-Adviser’s organization, personnel, investment strategies and key compliance procedures;

•

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

•

Comparative information regarding the performance, for the one- and three-year periods ended December 31, 2006, of a relevant group of benchmark indices, as well as the performance of a variety of investment vehicles identified by the Adviser, which capture the unique investment style of the Fund.

•	Comparative information concerning the fees and expenses of a relevant peer fund with a management structure and investment strategies and techniques comparable to those of the Fund;

•	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

•	Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

•	Other information provided by the Adviser and each Sub-Adviser in response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory and sub-advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management services provided by the Sub-Advisers; (2) the capabilities and background of the Sub-Advisers’ investment personnel, and the overall capabilities, experience, resources and strengths of each Sub-Adviser and its affiliates in managing investment companies and other accounts utilizing similar investment strategies; (3) the quality, nature, cost and character of the administrative and other services provided by the Adviser and its affiliates, including its services in overseeing the services provided by each Sub-Adviser; (4) the quality, nature and extent of the services performed by the Adviser in interfacing

Van Eck Worldwide Insurance Trust

Approval of Advisory and Sub-Advisory Agreements (continued)

with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (5) the terms of the advisory and sub-advisory agreements and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (6) the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services; (7) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Fund; (8) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (9) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (10) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission (“SEC”); (11) the Adviser’s record of compliance with its policies and procedures; and (12) the ability of the Adviser and each Sub-Adviser to attract and retain quality professional personnel to perform a variety of investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser had received in 2004 a Wells Notice from the SEC, as well as a request for information from the Office of the New York State Attorney General (“NYAG”), in connection with on-going investigations concerning market timing and related matters. The Board determined that the Adviser continues to cooperate with the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance of the Fund, the Board noted that the Fund’s performance had improved during 2006, and that the Fund had outperformed its benchmark index for the one-year period ended December 31, 2006. On the basis of the foregoing and other relevant considerations, the Board concluded that the performance of the Fund was satisfactory.

When considering the fees and expenses of the Fund, the Board noted that the Fund’s expense ratio, net of waivers, was comparable to the expense ratio of a relevant peer fund with a management structure and investment strategies

Van Eck Worldwide Insurance Trust

Approval of Advisory and Sub-Advisory Agreements (continued)

and techniques similar to those of the Fund. The Board also noted that that the Fund is unique in its structure and investment strategy, and that the Adviser has agreed to waive and will continue to waive through April 2008 a portion of its management fee to limit the total expenses of the Fund. The Board concluded that the management fee charged to the Fund for advisory, sub-advisory and related services is reasonable and that the total expense ratio of the Fund is reasonable.

The Board noted that the Fund commenced its operations on May 1, 2003, and that the Adviser has not realized any profits with respect to the Fund since its commencement, and may not realize profits in the coming year. In view of the small size of the Fund and the fact that none of the Sub-Advisers is affiliated with the Adviser, the Board concluded that the profitability of the Sub-Advisers was not a relevant factor in its renewal deliberations regarding the Sub-Advisers. Similarly, the Board concluded that the Fund does not have sufficient assets for the Adviser or any Sub-Adviser to realize economies of scale for the foreseeable future, and, therefore, that the implementation of breakpoints would not be warranted at this time.

The Board considered additional factors with respect to Analytic Investors, Inc. (“Analytic”), Lazard Asset Management LLC (“Lazard”), Martingale Asset Management, L.P. and PanAgora Asset Management, Inc., the Fund’s Sub-Advisers. The Board noted that only Analytic and Lazard are currently managing a portion of the Fund’s assets. The Board concluded that each of the Sub-Advisers is qualified to manage the Fund’s assets in accordance with its respective investment objectives and policies, that each Sub-Adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that the respective strategies of all the Sub-Advisers would be complementary in pursuing the Fund’s investment objective.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	(800) 544-4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Absolute Return Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Absolute Return Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE ABSOLUTE RETURN FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  August 28, 2007
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  August 28, 2007
     -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  August 28, 2007
     -----------------